Exhibit 10.2

              TECHNOLOGY SERVICES AND SOFTWARE LICENSE AGREEMENT

      This Agreement is made by and between Virtual City Vision, Inc. (herein referred to as "VCV", an Alabama Corporation and USAOneStar.Net, Inc., a Texas Corporation, d/b/a USAStar.Net (herein referred to as "USASTAR"), this 18th day of September 2000, and shall be effective as of July 01, 2000.

RECITALS

      WHEREAS, USASTAR is in the business of direct marketing of Internet services to the general public and

      WHEREAS, VCV is a supplier of computer software products and technical assistance to businesses,

      IT IS THEREFORE AGREED that VCV licenses to USASTAR the right to use VCV's network marketing company back office software "as is" for offering Internet Service Provider Products and Services. All other rights to the software are retained by VCV. VCV shall install, maintain, and support such software on servers hosted by VCV. VCV shall provide domain registration, set up, and hosting for USASTAR's independent representatives. VCV shall provide to USASTAR server administration, web site design; and such computer software products and technical assistance as it is reasonably able and willing to provide and as required and requested by USASTAR for the operation of its business. USASTAR shall be responsible for the maintenance of the front office portion of its web site.

      There are no warranties expressed or implied by VCV in this Agreement with regard to the products and services that it provides to USASTAR. USASTAR agrees to indemnify and hold VCV harmless for any defects, errors, omissions, or failure to perform. USASTAR agrees to defend VCV in a manner acceptable to VCV in the event of any legal action or forced arbitration against VCV as a result of its involvement with USASTAR and in a venue of VCV's choice of USASTAR or related party initiates such action.

      As compensation for such computer software products and technical assistance, USASTAR shall pay to VCV a fee of ninety-nine dollars ($99) upon activation of each USASTAR independent representative's account and seventy-nine dollars ($79) upon annual renewal. USASTAR shall pay VCV from gross receipts the from sale and renewal charges for ISP Bundles. For purposes of this Agreement, "gross receipts" shall be defined as all collections received by USASTAR from all independent representatives' initial set up and renewal fees for ISP Bundles. Compensation will be due to VCV upon collection of such receipts by USASTAR and payable to VCV within seven (7) days. A late charge of 1% per month shall be assessed on all payments delinquent from the payment due date.

      USASTAR shall establish a cash-management account, into which receipts from the sale and renewal of ISP Bundles are deposited. USASTAR shall instruct the bank to disburse eighty percent (80%) of all deposits to USASTAR and twenty percent (20%) to VCV. The account will be swept at least once a week and disbursements made directly by wire or electronic transfer to VCV's Compass Bank Account, Routing #062001186, Account #7094344 1. If USASTAR changes its core products or current charges for ISP Bundles, the percentages will change to preserve VCV's fees at the contractual levels. The bank must provide weekly electronic reports, including full detail of all daily deposits and disbursements, for VCV to calculate the actual commissions due to USASTAR's independent representatives and to reconcile account activity with the sales and payment activity contained in VCV's USAStar database. For an Independent Representative's account to remain active without a record in the cash management account of a deposit and receipt for a sale or renewal of an ISP Bundle, USASTAR agrees to pay VCV's fees from other sources. Otherwise absent a record of payment and receipt in the cash management account, an ISP Bundle account be closed automatically in fifteen (15) days for sales and thirty (30) days for renewals from the payment due date. Provided that transaction reports reconcile to VCV's satisfaction and that all cash payments due to VCV are paid, VCV shall proved once a week on a day of USASTAR'S election a commission report of each commission payment due for that week.
VCV shall also make available a module for USASTAR to download the commission report and print commission checks.

                  /s/ KT       9/19/00        /s/ FE               9/20/00
Initialed: USASTAR _______ Date ________  and ________________ Date ________

      In addition, USASTAR agrees to pay VCV an initial start up fee of forty-seven thousand dollars ($47,000), of which twenty-seven thousand dollars ($27,000) has been paid and the remaining twenty thousand dollars ($20,000) is due on September 22, 2000.

      VCV may provide to USASTAR other products and services, such as but not limited to software products which are proprietary or exclusive to USASTAR; computer and communications hardware; telecom fees; educational and promotional materials and staff support; training of USASTAR staff; and purchased and licensed software offered by VCV at mutually agreed upon prices and terms. Effective July 01, 2000, the monthly charge to USASTAR for two (2) T-1 Internet connections shall be $2,400.00 and will be adjusted periodically based on actual cost.

      This Agreement may not be assigned by either party hereto without the prior written consent of the other, which consent shall not be unreasonably withheld, except that any assignment to an affiliate or an assignment resulting from a merger of entities shall not constitute a violation of this Agreement.

      This Agreement shall supersede all previous agreements whether oral or written between the parties.

      The initial term of this Agreement is eighteen (18) months from the date herein notwithstanding. After the initial term the Agreement will renew automatically for subsequent one-year terms unless terminated by either party with a 90 day written notice to the other party prior to the end of the term.

      IN WITNESS WHEREOF, the following duly authorized representatives of the parties execute this Agreement.

For Virtual City Vision, Inc.              For USAoneStarNet, Inc.

    /s/ Francois Elexus                       /s/ Kelly Turner
 By: ____________________                 By: __________________
       FRANCOIS ELEXUS                          Kelly Turner
       Its President                            Its Secretary/Treasurer


STATE OF ALABAMA, COUNTY OF BALDWIN
       I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that FRANCOIS ELEXUS, whose name as the President of Virtual City Vision, Inc. is signed to the foregoing Technology Services and Software License Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the Technology Operations and Software License Agreement, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

      Given under my hand and official seal this the 20th day of September
2000.
        2-2-2003                                   /s/ Alice O'Shaw
M.C.E. _________________                        __________________________
                                                       Notary


                                   Daviess
STATE OF KENTUCKY, COUNTY OF _____________________
      I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Kelly Turner, whose name as the Secretary/Treasurer of USAOneStar.NET, INC., d/b/a USAStar.Net is signed to the foregoing Technology Services and Software License Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the Technology Operations and Software License Agreement, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.
      Given under my hand and official seal this the 19th day of September
2000.
           11-20-00                  /s/ signature illegible
M.C.E. _______________             _________________________
                                        Notary

                                  Addendum 1
                                      to
              Technology Services and Software License Agreement
                Between USAOneStar.NET and Virtual City Vision

This Addendum, dated December 1, 2000, shall resolve any outstanding accounts, disputes and claims between the parties and shall memorialize changes with regard to the scope of services to be furnished by, and reimbursement for same to, Virtual City Vision, Inc. ("VCV") pursuant to the written Technology Services and Software License Agreement (the "Agreement") between USAOneStar.Net, Inc. ("USASTAR") and VCV, dated September 18, 2000. Accordingly, the parties agree that the Agreement is amended to provide, as follows:

1. Commencing with the date of this Addendum, VCV will no longer provide domain registration, setup and hosting services to USASTAR. However, VCV will continue to provide for USASTAR's benefit Internet telecom bandwidth up to the equivalent of one T-1. USASTAR shall pay to VCV a bandwidth fee of $2,000 per month. VCV acknowledges receipt from USASTAR of bandwidth fees through December 31, 2000, in the amount of $6,000. Beginning with January 2001, USASTAR shall pay the bandwidth fee prior to the first day of each month for which service is provided. If bandwidth fees are not paid by the fifth day of the month, bandwidth allocation may be adjusted at VCV's sole discretion.

2. As fees for the remaining software license and services specified in the original Agreement, VCV shall be paid in the following manner. Beginning December 14, 2000, for each USASTAR Independent Representative (IR), VCV shall be paid $20 per ISP Bundle and $5 per Kit for each new original application and for each annual renewal. When an IR purchases a Kit and ISP Bundle at the time of application or annual renewal, VCV shall receive payment of $25 in the same manner as USASTAR and drawn against each IR's bank or credit card account. USASTAR authorized VCV to place the following or similar IR authorization notice in the application section of USASTAR's web site:

       "I authorize UsaStarNet and Virtual City Vision to electronically debit my account for the total sale amount. I agree that a return fee may be charged to my account if this electronic check is returned unpaid for any reason. The return fee, for each occurrence, will not exceed $25.00."

      VCV hereby convenants and warrants that VCV shall on no occasion debit an IRaccount more than $25.00 per sale or renewal ($20.00 per ISP Bundle and $5 per Kit), the provisions of the foregoing form authorization regarding debiting an account for the total sale amount to the contrary notwithstanding. When an IR purchases a Kit only, VCV shall receive payment of $5 from USASTAR once each week for sales of Kits from the prior week. On the day prior to the due day for each payment, VCV will send an email to USASTAR indicating the amount due. USASTAR shall approve payment by return email. VCV shall then create a bank draft, for which no signature is required, drawn against USASTAR's bank account. USASTAR hereby authorizes VCV to create a bank draft written on the USASTAR Bank, for the approved amount each week for Kit sales from the previous week.

3. For all IR's who have purchased an ISP Bundle or Kit prior to 11:59:59 p.m., December 13, 2000, USASTAR shall pay to VCV $18,000. This amount shall be paid by USASTAR to VCV in increments of $2000 each week for the nine (9) week period beginning January 1, 2001. On the


                                                       Page 1 of 3
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      day prior to the due day for each payment, VCV will send an email to
USASTAR indicating the amount due. USASTAR shall approve payment by return email. VCV shall then create a bank draft, for which no signature is required, drawn against USASTAR's bank account. USASTAR hereby authorizes VCV to create a bank draft written on the USASTAR Bank for $2,000 each week until the total outstanding balance is paid.

4. Upon execution of this Addendum, either party may thereafter terminate, with or without cause, the Agreement and this Addendum, with 90 days written notice to the other party.

5. Both parties agree that the dollar amounts listed above for past due accounts and claims are good faith settlements and are final and that any outstanding disputes financial or otherwise are hereby resolved. Accordingly, in consideration of the premises and in consideration of the promises made pursuant to this Addendum, VCV and USASTAR , for themselves and for and on behalf of their officers, directors, partners, employees, heirs, successors and assigns, do hereby RELEASE, ACQUIT and FOREVER DISCHARGE the other undersigned party, its officers, directors, partners, employees, heirs, successors and assigns, and all of their underwriters and attorneys, of and from any and all claims, demands, liens, debts, actions and/or causes of action of whatsoever nature which they may have as of the date of this Addendum, whether at law or in equity and whether growing out of tort, contract or otherwise, for any damages, losses, expenses, accounts and/or costs, arising from and/or out of and/or related directly or indirectly to the Agreement and their contractual relationship, whether oral or written, including but not exclusively those claims asserted or which could have been asserted by either party in that lawsuit styled USASTAR.NET, Inc., v. Virtual City Vision, Inc., Case No. 00-915-RV United District Court for the Southern District of Alabama.

6. All terms and conditions of the original Agreement, which are not amended and/or superseded by this Addendum, shall remain in effect.




                           8th
Agreed for VCV on this _____________ day of January, 2001

/s/ Alice Shaw
____________________________________
By:     Alice Shaw
Its:    President/Secretary

                              24th
Agreed for USASTAR on this ________________ day of January 2000.

/s/ Kelly Turner
____________________________________
By:      Kelly Turner
Its:     Secretary/Treasurer


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

STATE OF ALABAMA, COUNTY OF BALDWIN
      I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Alice Shaw, whose name as the President/Secretary of Virtual City Vision, Inc. is signed to the foregoing Addendum 1 to the Technology Services and Software License Agreement between USAOneStar.Net, Inc., and Virtual City Vision, Inc., and who is know to me acknowledged before me, on this day that, being informed of the contents of the Addendum 1 to the Technology Services and Software License Agreement, she as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                                                 8th
Given under my hand and official seal this the _______ day of  January 2001.

         2/10/02                        /s/ Linda L. Sheron
M.C.E. ________________               ____________________
                                             Notary



                             Baldwin
STATE OF ALABAMA, COUNTY OF ____________
      I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Kelly Turner, whose name as the Secretary/Treasurer of UsaOneStar.Net, Inc., is signed to the foregoing Addendum 1 to the Technology Services and Software License Agreement between USAOneStar.Net, Inc., and Virtual City Vision, Inc., and who is known to me, acknowledged before me on this day that, being informed of the contents of Addendum 1 to the Technology Services and Software License Agreement, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.
                                                        24th
      Given under my hand and official seal this the ____________ day of December 2000.

      My commission expires 8/3/03          /s/ signature illegible
M.C.E. _________________                 _______________________________
                                             Notary